UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 30, 1998

                        STRATFORD ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)


       Minnesota                     0-26112              41-1759882
 (State of Jurisdiction)           (Commission          (IRS Employer
                                   File Number)       Identification No.)


      67 Wall Street,  New York, New York                10005
   (Address of Principal Executive offices)            (Zip Code)


Registrant's telephone number, including area code: 212-825-9292

Item 1. Changes in Control of Registrant. None.

Item 2. Acquisition or Disposition of Assets. On September 16, 1998, the registrant's wholly-owned subsidiary, Novacrete Technology (Canada) Inc., located at 2525 Tedlo Street, Mississauga, Ontario L5A 4A8, purchased all the issued and outstanding common stock of ARM PRO, Inc., located at P.O. Box 11, Teeswater, Ontario N0G 2S0. The purchase price was $891,000 (CDN).

Since 1986, ARM PRO has manufactured and marketed the trademarked FIBERFORCE line of polypropylene fibres. Polypropylene fibres are blended into cementitious products to provide secondary reinforcement and reduce plastic cracking. The Registrant will be conducting a full audit of ARM PRO's financial statements which will be filed with the Commission by November 30, 1998.

The funds used to purchase ARM PRO Inc. were derived from the Registrant's sale of a 9% $800,000 (USD) debenture that matures on September 4, 2000, and which included a warrant to purchase 1,500,000 shares of the Registrant's common stock at the exercise price of $.45 per share for a period commencing on the issuance thereof and terminating on September 4, 2000.

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying Accountant. None.

Item 5. Other Events. None.

Item 6. Resignation of Registrant's Directors. None.


Item 7. Financial Statements and Exhibits. In conjunction with the Registrant's filing obligations, the financial statements of ARM PRO, Inc. (See Item 2 above) for the fiscal periods ending May 31, 1998 and May 31, 1997 have been audited and are annexed hereto as Exhibit A. In addition unaudited financial statements for the period commencing on the first day of ARM PRO Inc.'s fiscal year being June 1, 1998 and ending on the closing date of the aforementioned transaction, September 16, 1998, are also annexed hereto as part of Exhibit A.


Item 8. Change in Fiscal Year. None.

Item 9. Sales of Equity Securities Pursuant to Regulation S. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STRATFORD ACQUISITION CORPORATION
                                              (Registrant)


Dated: November 30, 1998                      /s/ Daniel W. Dowe
                                              ---------------------------------
                                              Daniel W. Dowe, President
                                              67 Wall Street, Suite 2411
                                              New York, New York 10005
                                              (212) 825-9292

             STRATFORD ACQUISITION CORP. AND SUBSIDIARY/ARMPRO, INC.
                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


     The accompanying unaudited pro forma condensed financial statements have been prepared to show the effects of the September 16, 1998 acquisition of Armpro, Inc. ("Armpro") by Stratford Acquisition Corp. for $592,000. The acquisition is accounted for as a purchase business combination.

     The following unaudited pro forma consolidated balance sheet presents the pro forma financial position of the Company at August 31, 1998 as if the acquisition of Armpro had occurred on such date. Included are adjustments to record the purchase consideration paid and the resulting goodwill.

     The unaudited pro forma consolidated statements of operations for the year ended May 31, 1998 and the three month period ended August 31, 1998 reflect the combined results of the Company and Armpro, Inc. as if the acquisition had occurred on June 1, 1997.

     The unaudited pro forma consolidated statements of operations do not necessarily represent actual results that would have been achieved had the companies been together as of June 1, 1997, nor may they be indicative of future operations. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company's historical financial statements and notes thereto.

             STRATFORD ACQUISITION CORP. AND SUBSIDIARY/ARMPRO, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


A.   The  following  unaudited   pro-forma   adjustments  are  included  in  the
     accompanying unaudited pro forma consolidated balance sheet at August 31, 1998:

     (1) To record the acquisition of all of the issued stock of Armpro for $592,400 shares, with the acquisition accounted for as a purchase business combination. The net fair value of assets acquired, consisting of cash, accounts receivable, inventory and fixed assets, as reduced by accounts payable, was $255,941.

     (2) To record  $800,000 in debt  borrowed to finance the  acquisition.  The
B. following pro-forma adjustments are included in the accompanying unaudited pro forma consolidated statements of operations for the year ended May 31, 1998 and the period ended August 31, 1998:

     (1)  To record the amortization of goodwill.

     (2)  To record a fair market cost for rent expense for $1,600 per month.

     (3)  To record interest expense on financing debt at 10%.

             STRATFORD ACQUISITION CORP. AND SUBSIDIARY/ARMPRO, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                     ASSETS


                                                                   Stratford
                                                                  Acquisition
                                                                   Corp. and
                                                                 Subsidiaries     Armpro, Inc.          Pro Forma
                                                                   August 31,    September 16,         Adjustments
                                                                  -----------    -------------         -----------
                                                                      1998           1998                  DR (CR)        Total
                                                                  -----------    -------------         -----------    -----------
CURRENT ASSETS:
Cash                                                              $        --     $   158,275 (1),(2)   $   196,962    $   355,237
Accounts receivable, net                                               10,027          87,735                               97,762
Other receivable                                                        4,877           2,396                                7,273
Inventory                                                             144,776          65,458                              210,234
Prepaid expenses and other current assets                              18,050              --                               18,050
                                                                  -----------     -----------                          -----------
          TOTAL CURRENT ASSETS                                        177,730         313,864                              688,556

PROPERTY AND EQUIPMENT                                                 96,019           3,636                               99,655

GOODWILL                                                                   --              -- (1)           363,969        363,969

DEPOSITS AND OTHER ASSETS                                              12,808             550                               13,358
                                                                  -----------     -----------           -----------    -----------

                                                                  $   286,557     $   318,050           $   560,931    $ 1,165,538
                                                                  ===========     ===========           ===========    ===========

          LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
       Cash deficit                                               $     9,555     $        --           $              $     9,555
       Accounts payable and accrued expenses                          237,028          62,592                              299,620
       Notes payable                                                  632,111              -- (2)           800,000      1,432,111
       Current portion of long-term debt, net of discount                  --              --                   --
                                                                  -----------     -----------           -----------    -----------
          TOTAL CURRENT LIABILITIES                                   878,694          62,592             1,731,731

STOCKHOLDERS' EQUITY:
       Common stock, $ .0001 par value,  50,000,000 shares
           authorized, 12,243,145 shares issued and outstanding                                                                 --
           (actual) and  (pro forma)                                   12,243             665 (1)              (665)        12,243
       Additional paid-in capital                                   3,654,296                                            3,654,296
       Translation adjustment                                              --          (3,883)(1)             3,883             --
       Retained earnings (deficit)                                 (4,258,676)        258,676 (1)          (232,732)    (4,232,732)
                                                                  -----------     -----------                          -----------
          TOTAL STOCKHOLDERS' EQUITY                                 (592,137)        255,458                             (566,193)
                                                                  -----------     -----------           -----------    -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $   286,557     $   318,050           $   570,486    $ 1,165,538
                                                                  ===========     ===========           ===========    ===========


                  See notes to pro forma financial statements.

             STRATFORD ACQUISITION CORP. AND SUBSIDIARY/ARMPRO INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                                     Stratford Acquisition
                                                     Corp. and Subsidiaries     Armpro, Inc.
                                                       Three months ended   Period June 1, 1998    Pro Forma
                                                            August 31,     to September 16, 1998  Adjustments
                                                         ------------          ------------       ------------
                                                              1997                  1997             DR (CR)            Total
                                                         ------------          ------------       ------------       ------------
REVENUES                                                 $      9,677          $     99,994       $                  $    109,671

COST OF GOODS SOLD                                              4,155                98,754                               102,909
                                                         ------------          ------------                          ------------

GROSS PROFIT                                                    5,522                 1,240                                  6,762

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                  258,744                 9,068(2)           4,800            272,612

AMORTIZATION OF GOODWILL                                                                 --(1)           6,000              6,000

NON-CASH IMPUTED STOCK COMPENSATION                            18,750                    --                                18,750
                                                         ------------          ------------                          ------------
OPERATING  LOSS                                              (271,972)               (7,828)                             (284,600)

INTEREST INCOME (EXPENSE)                                     (15,264)                 (111)(3)        (20,000)           (35,375)

AMORTIZATION OF DEBT DISCOUNT                                 (26,074)                                                    (26,074)

FOREIGN CURRENCY GAIN (LOSS)                                  (12,682)               16,727

PROVISION FOR TAXES                                                --                (3,783)                               (3,783)
                                                         ------------          ------------       ------------       ------------

NET INCOME (LOSS)                                        $   (325,992)         $      5,005                          $   (349,832)
                                                         ============          ============                          ============

NET INCOME (LOSS) PER SHARE                              $      (0.03)                                               $      (0.03)
                                                         ============                                                ============

WEIGHTED AVERAGE SHARES                                    12,150,849                                                  12,150,849
                                                         ============                                                ============


                  See notes to pro forma financial statements.

                     STRATFORD ACQUISITION CORP./ARMPRO INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                             Stratford Acquisition
                                             Corp. and Subsidiaries   Armpro, Inc.
                                                  Year ended           Year ended                 Pro Forma
                                                   May 31,               May 31,                 Adjustments
                                                 -----------           -----------               -----------
                                                    1998                  1998                     DR (CR)              Total
                                                 -----------           -----------               -----------         -----------
REVENUES                                         $     9,073           $   318,481              $                    $   327,554

COST OF GOODS SOLD                                        --               133,988                                       133,988
                                                 -----------           -----------                                   -----------

GROSS PROFIT                                           9,073               184,493                                       193,566

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES         824,321               153,592 (2)               19,200              997,113

AMORTIZATION OF GOODWILL                                                        -- (1)               24,000               24,000

NON-CASH IMPUTED STOCK COMPENSATION                  180,405                    --                                       180,405
                                                 -----------           -----------                                   -----------

OPERATING  LOSS                                     (995,653)               30,901                                      (983,952)

INTEREST INCOME (EXPENSE)                            (17,139)                 (438)(3)              (80,000)             (97,577)

AMORTIZATION OF DEBT DISCOUNT                        (84,535)                                                            (84,535)

FOREIGN CURRENCY GAIN (LOSS)                                                62,825

PROVISION FOR TAXES                                  (15,267)              (11,715)                                      (26,982)
                                                 -----------           -----------              -----------           ----------

NET LOSS                                         $(1,112,594)          $    81,573                                    (1,193,046)
                                                 ===========           ===========

NET LOSS PER SHARE - BASIC                       $     (0.10)                                                        $     (0.10)
                                                 ===========                                                         ===========

WEIGHTED AVERAGE SHARES                           11,472,508                                                          11,472,508
                                                 ===========                                                         ===========


                  See notes to pro forma financial statements.